Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2013-1

Final Pool as of the Cutoff Date

1/16/2013

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$488,562,234.70	$566,857,701.52	$1,055,419,936.22

Number of Automobile Loan Contracts	20,855	36,398	57,253

Percent of Aggregate Principal Balance	46.29%	53.71%	100.00%

Average Principal Balance	$23,426.62	$15,573.87	$18,434.32
Range of Principal Balances	($302.80 to $78,747.02)	($251.11 to $69,289.51)	($251.11 to $78,747.02)

Weighted Average APR (1)	12.26%	15.68%	14.10%
Range of APRs	(3.90% to 26.00%)	(3.90% to 29.99%)	(3.90% to 29.99%)

Weighted Average Remaining Term	69	64	66
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)

Weighted Average Original Term	72	69	71
Range of Original Terms	(24 to 72 months)	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts' aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	11.90%
	215-224	14.41%	Less than 540	29.27%
	225-244	34.04%	540-599	47.93%
	245-259	21.54%	600-659	20.69%
	260 and greater	18.12%	660 and greater	2.12%

Weighted Average Score	240		566

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2013-1

Final Pool as of the Cutoff Date

1/16/2013

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$0.00	0.00%	0	0.00%
2.000% to 2.999%	—	0.00%	0	0.00%
3.000% to 3.999%	315,870.54	0.03%	13	0.02%
4.000% to 4.999%	2,063,369.46	0.20%	69	0.12%
5.000% to 5.999%	3,280,899.94	0.31%	115	0.20%
6.000% to 6.999%	15,329,935.17	1.45%	607	1.06%
7.000% to 7.999%	17,152,155.64	1.63%	688	1.20%
8.000% to 8.999%	50,323,623.43	4.77%	2,382	4.16%
9.000% to 9.999%	89,180,634.93	8.45%	3,638	6.35%
10.000% to 10.999%	96,524,386.00	9.15%	4,296	7.50%
11.000% to 11.999%	143,053,814.54	13.55%	6,110	10.67%
12.000% to 12.999%	75,280,879.53	7.13%	3,985	6.96%
13.000% to 13.999%	72,321,230.90	6.85%	3,902	6.82%
14.000% to 14.999%	77,865,676.47	7.38%	4,319	7.54%
15.000% to 15.999%	70,403,122.63	6.67%	4,127	7.21%
16.000% to 16.999%	81,096,238.99	7.68%	4,849	8.47%
17.000% to 17.999%	70,725,431.74	6.70%	4,515	7.89%
18.000% to 18.999%	78,522,394.44	7.44%	5,379	9.40%
19.000% to 19.999%	35,604,538.86	3.37%	2,561	4.47%
20.000% to 20.999%	29,268,445.26	2.77%	2,174	3.80%
21.000% to 21.999%	22,289,703.46	2.11%	1,685	2.94%
22.000% to 22.999%	11,169,107.74	1.06%	826	1.44%
23.000% to 23.999%	7,915,284.51	0.75%	585	1.02%
24.000% to 24.999%	4,394,299.15	0.42%	325	0.57%
25.000% to 25.999%	1,149,684.01	0.11%	88	0.15%
26.000% to 26.999%	128,348.83	0.01%	10	0.02%
27.000% to 27.999%	53,006.87	0.01%	4	0.01%
28.000% to 28.999%	—	0.00%	0	0.00%
29.000% to 29.999%	7,853.18	0.00%	1	0.00%

TOTAL	$1,055,419,936.22	100.00%	57,253	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2013-1

Final Pool as of the Cutoff Date

1/16/2013

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$15,476,082.75	1.47%	867	1.51%
Alaska	2,150,692.41	0.20%	111	0.19%
Arizona	24,949,773.20	2.36%	1,292	2.26%
Arkansas	9,820,892.87	0.93%	577	1.01%
California	92,366,034.54	8.75%	5,022	8.77%
Colorado	20,754,487.42	1.97%	1,108	1.94%
Connecticut	6,512,030.13	0.62%	389	0.68%
Delaware	4,009,771.13	0.38%	233	0.41%
District of Columbia	2,352,275.71	0.22%	112	0.20%
Florida	90,486,684.46	8.57%	5,062	8.84%
Georgia	40,410,679.58	3.83%	2,131	3.72%
Hawaii	3,708,552.28	0.35%	208	0.36%
Idaho	2,101,441.57	0.20%	114	0.20%
Illinois	35,831,534.77	3.40%	2,049	3.58%
Indiana	26,057,724.97	2.47%	1,459	2.55%
Iowa	6,026,915.69	0.57%	339	0.59%
Kansas	5,431,541.25	0.51%	289	0.50%
Kentucky	14,558,734.12	1.38%	860	1.50%
Louisiana	27,839,200.76	2.64%	1,294	2.26%
Maine	3,424,166.88	0.32%	218	0.38%
Maryland	27,122,596.37	2.57%	1,349	2.36%
Massachusetts	14,001,753.31	1.33%	854	1.49%
Michigan	30,473,320.01	2.89%	1,816	3.17%
Minnesota	10,460,887.65	0.99%	582	1.02%
Mississippi	13,027,932.23	1.23%	699	1.22%
Missouri	13,646,598.51	1.29%	753	1.32%
Montana	3,302,669.32	0.31%	154	0.27%
Nebraska	2,615,280.70	0.25%	153	0.27%
Nevada	9,528,166.61	0.90%	500	0.87%
New Hampshire	3,543,020.40	0.34%	218	0.38%
New Jersey	18,940,781.46	1.79%	1,096	1.91%
New Mexico	13,776,967.52	1.31%	665	1.16%
New York	35,369,326.88	3.35%	2,049	3.58%
North Carolina	36,574,552.11	3.47%	2,034	3.55%
North Dakota	2,418,514.46	0.23%	113	0.20%
Ohio	44,551,936.11	4.22%	2,803	4.90%
Oklahoma	13,993,280.87	1.33%	705	1.23%
Oregon	5,784,453.54	0.55%	345	0.60%
Pennsylvania	38,648,179.88	3.66%	2,392	4.18%
Rhode Island	1,811,514.33	0.17%	120	0.21%
South Carolina	15,786,557.60	1.50%	886	1.55%
South Dakota	1,536,958.65	0.15%	85	0.15%
Tennessee	20,667,281.15	1.96%	1,174	2.05%
Texas	175,377,344.05	16.62%	8,232	14.38%
Utah	5,487,508.29	0.52%	296	0.52%
Vermont	1,270,185.27	0.12%	69	0.12%
Virginia	22,212,861.83	2.10%	1,187	2.07%
Washington	11,857,547.72	1.12%	677	1.18%
West Virginia	10,653,416.88	1.01%	547	0.96%
Wisconsin	13,133,977.66	1.24%	796	1.39%
Wyoming	3,400,193.73	0.32%	145	0.25%

Other (3)	175,154.63	0.02%	25	0.04%

TOTAL	$1,055,419,936.22	100.00%	57,253	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2013-1

Final Pool as of the Cutoff Date

1/16/2013

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	22.55%
	100-109	22.13%
	110-119	24.79%
	120-129	19.14%
	130-139	9.15%
	140-149	2.01%
	150 and greater	0.25%

Weighted Average Wholesale LTV	111%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or "Kelley Blue Book Trade-in" prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2013-1

Final Pool as of the Cutoff Date

1/16/2013

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$11,526,059.78	1.09%	520	0.91%
Buick(4)	15,938,912.94	1.51%	741	1.29%
Cadillac(4)	16,424,190.62	1.56%	732	1.28%
Chevrolet(4)	355,237,268.68	33.66%	16,662	29.10%
Chrysler	32,283,738.98	3.06%	2,141	3.74%
Dodge	93,607,386.63	8.87%	5,155	9.00%
Ford	90,427,730.38	8.57%	5,615	9.81%
GMC(4)	50,944,363.17	4.83%	1,985	3.47%
Honda	28,582,024.93	2.71%	1,818	3.18%
Hyundai	30,118,092.90	2.85%	1,930	3.37%
Jeep	33,610,150.79	3.18%	1,918	3.35%
Kia	54,411,488.71	5.16%	3,296	5.76%
Mazda	13,315,726.39	1.26%	871	1.52%
Mercedes	13,194,980.37	1.25%	541	0.94%
Mitsubishi	13,165,907.91	1.25%	838	1.46%
Nissan	78,062,377.23	7.40%	4,456	7.78%
Toyota	47,382,049.77	4.49%	2,805	4.90%
Volkswagen	12,468,201.87	1.18%	766	1.34%
Other (3)	64,719,284.17	6.13%	4,463	7.80%

Total	$1,055,419,936.22	100.00%	57,253	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $278,867,489.32, or approximately 26% of the total pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$5,242,104.21	0.50%	306	0.53%
Full-Size Van/Truck	165,823,173.50	15.71%	6,745	11.78%
Full-Size SUV	57,579,819.96	5.46%	2,471	4.32%
Mid-Size Car	261,628,605.73	24.79%	15,350	26.81%
Mid-Size SUV	237,438,721.56	22.50%	12,552	21.92%
Economy/Compact Car	211,314,180.97	20.02%	13,310	23.25%
Compact Van/Truck	42,261,511.00	4.00%	2,825	4.93%
Sports Car	72,958,211.63	6.91%	3,655	6.38%
Segment Unavailable (4)	1,173,607.66	0.11%	39	0.07%

Total	$1,055,419,936.22	100.00%	57,253	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2013-1

Final Pool as of the Cutoff Date

1/16/2013

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,001,731,880.22	94.91%	49,745	86.89%
1	9,292,888.06	0.88%	1,008	1.76%
2+	44,395,167.94	4.21%	6,500	11.35%

Total	$1,055,419,936.22	100.00%	57,253	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,028,870,714.69	97.48%	53,720	93.83%
1	8,227,954.35	0.78%	1,140	1.99%
2+	18,321,267.18	1.74%	2,393	4.18%

Total	$1,055,419,936.22	100.00%	57,253	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,049,542,547.34	99.44%	56,472	98.64%
1	3,901,036.40	0.37%	528	0.92%
2+	1,976,352.48	0.19%	253	0.44%

Total	$1,055,419,936.22	100.00%	57,253	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.